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                                                                    EXHIBIT 10.1

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") dated as of November 11, 2004, by and between BANK OF AMERICA BUSINESS CAPITAL CORPORATION (successor by merger to Fleet Capital Corporation formerly known as Summit Business Capital Corporation) ("Lender") and EMTEC, INC. ("Borrower").

                                   BACKGROUND

         A. Borrower and Lender executed a Loan and Security Agreement dated as of November 21, 2001 (the "Original Loan Agreement") pursuant to which Lender made available to Borrower a revolving credit facility in the maximum principal amount of Ten Million Dollars ($10,000,000.00) (the "Revolving Credit"). The Original Loan Agreement as amended prior to the date hereof, as amended hereby and from time to time hereafter shall be referred to herein as the "Loan Agreement."

         B. The Revolving Credit was and is evidenced by a certain amended and restated revolving credit note executed by Borrower amended and restated as of June 17, 2003, payable to the order of Lender in the maximum principal amount of $11,500,000.00 (the "Note").

         C. Pursuant to an Amendment to Loan and Security Agreement dated as of June 17, 2003 between Borrower and Lender, the Revolving Credit was increased on a temporary basis from $10,000,000 to $11,500,000. Pursuant to an Amendment to Loan and Security Agreement dated as of October 17, 2003 between Borrower and Lender, the Revolving Credit was decreased to $10,000,000, the advance rate on Eligible Advances was decreased to 80%, the Loan Agreement was otherwise amended and certain Events of Defaults were waived as set forth therein. Pursuant to an Amendment to Loan and Security Agreement dated as of April 16, 2004 between Borrower and Lender, Lender permitted Borrower to enter into a $1,000,000 bond indemnity agreement for issuance of a bid bond line (the "Surety Bond Line") secured by a second lien on all assets of Borrower.

         D. The Loan Agreement provides that: (i) the outstanding balance, including all principal and all accrued but unpaid interest, is due and payable in full on November 21, 2004 (the "Termination Date") and (ii) the Letter of Credit expires on the Termination Date. Borrower has requested that Lender: (1) extend the Termination Date to January 21, 2005, (2) provide that the Letter of Credit renew each year unless terminated, and (3) otherwise amend the Loan Agreement as set forth herein.

         E. At Borrowers' request, Lender is willing to extend the Termination Date to January 21, 2005, provide that the Letter of Credit renew each year unless terminated





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and otherwise amend the Loan Agreement subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. Borrower and Lender agree to modify the terms and conditions of Borrower's obligations to Lender and Lender's obligations to Borrower under the Loan Agreement in accordance with the terms and conditions set forth herein. The parties hereto agree that all the terms and conditions of the Loan Agreement shall continue unchanged and remain in full force and effect except as amended herein as follows:

            (A) From and after the date hereof, Section 1.1.2 of the Loan Agreement is hereby amended to add subsections 1.1.2(a) and (b) which shall read as follows:

                  (a) Lender hereby agrees that the Letter of Credit may be
            extended for additional periods of up to one (1) year each provided that renewal of the Letter of Credit, at Lender's discretion, shall be available upon written request from Borrower to Lender at least sixty (60) days before the date upon which notice of renewal is otherwise required.

                  (b) Cash collateral delivered to Lender in accordance with subsection 3.2.1 of this Agreement shall be maintained in a deposit account of Borrower to be established with Lender at the time such cash collateral is first created, over which Lender shall have sole control (the "Letter of Credit Cash Collateral Account"). Borrower hereby grants, bargains, conveys and sets over to Lender a security interest in and lien upon the Letter of Credit Cash Collateral Account and all cash and any other assets at any time hereafter contained therein as security for the payment and performance of all of Borrower's obligations now or hereafter incurred hereunder, under the Note or otherwise in connection herewith. Borrower shall take such action and execute and deliver such documents, including financing statements, as Lender may determine necessary or desirable to further the security interest hereby created. After the occurrence of an Event of Default and acceleration of the Revolving Credit Loans, or if Borrower shall have failed to pay all amounts which have come due on or prior to such applicable due date, Lender shall apply all funds held in the Letter of Credit Cash Collateral Account in such manner as Lender may deem advisable.

            (B) Subsection 3.2.1 of the Loan Agreement is hereby amended to incorporate the following sentence which shall read as follows:

            On the Termination Date, if the Letter of Credit remains outstanding on such date, Borrower shall deposit into the Letter of Credit Cash Collateral


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            Account an amount equal to 105% of the face amount of the
            Letter of Credit, as determined by Lender.

            (C) The following definition contained in Appendix A of the Loan Agreement is hereby amended to read as follows:

            Termination Date - the earlier of (a) January 21, 2005 or (b) the date on which the obligation of Lender to make Loans hereunder is terminated whether pursuant to Section 4.2 of this Agreement or otherwise.

         2. Lender's obligations hereunder and under the Loan Agreement are conditioned upon:

            (A) the representations and warranties of Borrower contained in the Loan Agreement being true and correct in all material respects as of the date hereof after giving effect hereto and as of the date of each Revolving Credit Loan;

            (B) Borrower's compliance with the covenants contained in the Loan Documents;

            (C) Borrower's satisfaction of the conditions precedent set forth in the Loan Agreement; and

            (D) satisfaction of the following additional conditions precedent:

                (1) Documents to be Delivered by Borrower. Borrower shall deliver or cause to be delivered to Lender this Amendment duly executed by Borrower;

                (2) Payment of Certain Costs by Borrower. Borrower shall pay to Lender all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Lender in connection with the amendment which includes, among other things, the preparation of this Amendment, all related filings and recordation fees and taxes, and the enforcement of the Loan Agreement and all costs and expenses incurred in connection with the above.

         3. The parties agree that except as expressly amended hereby, the Loan Agreement shall remain in full force and effect; and that the Collateral granted therein or in connection therewith shall continue to secure Borrower's obligations to Lender as therein stated.

         4. Borrower reaffirms its obligation under the Loan Agreement and all of the documents executed in connection therewith and/or securing Borrower's obligations thereunder.

         5. This Amendment shall become effective upon execution hereof by Lender and Borrower.

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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

BANK OF AMERICA BUSINESS CAPITAL CORPORATION



By:   /s/ Charles Kirschner
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        Name: Charles Kirschner
        Title: VP


EMTEC, INC.


By:   /s/ Sam Bhatt
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        Name: Sam Bhatt
        Title: VP Finance